SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee paid previously with preliminary proxy materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid: _____________________________________________
2.	Form, Schedule or Registration Statement No.: ____________________________

3. Filing Party: _______________________________________________________

4. Date Filed:_________________________________________________________

Notes.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 30, 2009

NVIT Multi-Manager International Growth Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Multi-Manager Large Cap Value Fund	Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT Multi-Manager Mid Cap Growth Fund	Van Kampen NVIT Real Estate Fund

Each a series of Nationwide Variable Insurance Trust 1000 Continental Drive Suite 400 King of Prussia, Pennsylvania 19406 1-800-848-0920

To the Shareholders:

     NOTICE IS HEREBY GIVEN that Nationwide Variable Insurance Trust (the “Trust”) will hold a Special Meeting of Shareholders (the “Meeting”) for the series listed above (each, a “Fund”), which shall be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009 at 10 a.m., Eastern time for the following purposes, as described in the accompanying Proxy Statement:

1.	To approve the use of a “manager of managers” structure for each Fund; and
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on September 11, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each share of a Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the proposal. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet. Your vote is important.

By Order of the Board of Trustees,

Eric E. Miller Secretary [DATE]

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     To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

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NATIONWIDE VARIABLE INSURANCE TRUST 1000 Continental Drive Suite 400 King of Prussia, Pennsylvania 19406 1-800-848-0920

NVIT Multi-Manager International Growth Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Multi-Manager Large Cap Value Fund	Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT Multi-Manager Mid Cap Growth Fund	Van Kampen NVIT Real Estate Fund

PROXY MATERIALS

Dear Shareholder:

     I am writing to let you know that a Special Meeting of Shareholders (the “Meeting”) relating to the series listed above (each, a “Fund”) of Nationwide Variable Insurance Trust (the “Trust”), will be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009, at 10 a.m., Eastern time. You are being asked to consider and approve a proposal for the use of a “manager of managers” structure for each Fund. This package contains information about the proposal, and includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

     The Board of Trustees of the Trust (the “Board”), including the trustees who are deemed to be independent trustees under the Investment Company Act of 1940, as amended, has unanimously approved the proposal and believes it to be in the best interests of the shareholders of each Fund. The Board recommends unanimously that you vote FOR the proposal.

     The Q&A that follows this letter is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package and return it by mail in the postage-paid envelope provided, or vote by telephone or over the Internet.

     Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote as soon as possible.

     Should you have any questions before you vote, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor, at 1-866-450-8587 (toll-free). You may also receive a telephone call from one of Broadridge’s proxy solicitation agents asking you to vote your shares. Thank you in advance for considering this issue and for promptly casting your vote.

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By Order of the Board of Trustees,

Eric E. Miller Secretary [DATE]

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IMPORTANT SHAREHOLDER INFORMATION

     Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor, at 1-866-450-8587 (toll-free).

Who is asking for my vote?

     The Board of Trustees (the “Board”) of the Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Short Term Bond Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, and Van Kampen NVIT Real Estate Fund (each, a “Fund”) to be held on November 30, 2009, or any adjournments thereof.

What proposal am I being asked to vote on?

     You are being asked to consider and approve a proposal for the use of a “manager of managers” structure for each Fund (the “Proposal”).

What is a “manager of managers” structure?

     The proposed “manager of managers” structure would permit Nationwide Fund Advisors (“NFA”), as the Funds’ investment adviser, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval.

Why am I being asked to vote on the “manager of managers” structure at this time?

     The Funds had a “manager of managers” structure in place since inception. However, Nationwide Life Insurance Company, certain of its affiliated insurance companies, and the Trust recently sought and received an order from the Securities and Exchange Commission (the “SEC”) for the substitution of shares of certain mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution Order”). As a condition to issuing the Substitution Order, the SEC required that, after the date on which a substitution were to occur, the Funds would not rely on the “manager of managers” structure until such structure had been reapproved by each Fund’s shareholders. The substitution occurred on August 14, 2009 and in accordance with the Substitution Order, no changes to the management structure of the Funds has occurred since that time, nor are any changes currently contemplated. However, in order to obtain the benefits of the “manager of managers” structure for each Fund, you are now being asked to approve the Proposal.

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If it is implemented, how will shareholders benefit from the “manager of managers” structure?

     The “manager of managers” structure is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. In particular, the Board believes that the reapproval of the “manager of managers” structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when NFA and the Board believe that such appointment would be in the best interests of that Fund and its shareholders; and (2) help a Fund to potentially enhance performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among one or more subadvisers when NFA and the Board believe that it would be in the best interests of that Fund and its shareholders.

How does the Board recommend that I vote?

     The Board recommends that you vote to approve the Proposal.

How many votes am I entitled to cast?

     As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Funds that you own at the close of business on the record date. The record date is September 11, 2009.

How do I vote my shares?

You can vote your shares by:

(1)	completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or
(2)	through the Internet or telephone by following the voting procedures described on the Proxy Card.

     If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call Broadridge, the Funds’ proxy solicitor at 1-866-450-8587 (toll-free).

How do I sign the Proxy Card?

     Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

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How can I obtain more information?

     The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of a Fund, upon request, which request may be made either by writing to the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 or by calling the Trust at 1-800-848-0920 (toll-free). If you have any questions regarding the Proposal, please call Broadridge, the Funds’ proxy solicitor, at 1-866-450-8587 (toll-free).

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

NVIT Multi-Manager International Growth Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Multi-Manager Large Cap Value Fund	Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT Multi-Manager Mid Cap Growth Fund	Van Kampen NVIT Real Estate Fund

TO BE HELD ON NOVEMBER 30, 2009

     This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the series listed above (each, a “Fund”), each a series of Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust. At the Meeting, shareholders of the Funds will be asked to consider and approve the use of a “manager of managers” structure for each Fund (the “Proposal”).

     The Meeting will be held at the offices of the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009 at 10 a.m., Eastern Time, as may be adjourned from time to time. The Board of Trustees (the "Board") is soliciting proxies from shareholders of the Funds with respect to the Proposal.

     The principal executive office of the Trust is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. You can reach the offices of the Trust by telephone by calling 1-800-848-0920 (toll-free).

     It is anticipated that this Proxy Statement and related materials will be sent to shareholders of the Funds on or about [DATE].

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) from owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

     For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both Variable Contract owners who invest in the Funds through their Variable Contracts as well as Nationwide Life and other direct shareholders of the Funds.

     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 30, 2009. The Funds’ Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at [www.nationwide.com/mutualfunds].

PROPOSAL: TO APPROVE THE USE OF A “MANAGER OF MANAGERS”
STRUCTURE FOR EACH FUND

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

Introduction

     The Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) for a “manager of managers” structure that generally permits its investment adviser, Nationwide Fund Advisors (“NFA”), subject to approval of the Board, to (i) hire, replace or terminate an unaffiliated subadviser, (ii) revise a subadvisory agreement with an unaffiliated subadviser, and (iii) allocate and reallocate a Fund’s assets among one or more subadvisers, each without the approval of shareholders (the “Manager of Managers Order”). Absent such relief, shareholder approval would generally be required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) to make such subadviser changes. Each of the Funds commenced operations on March 25, 2008, in reliance on the Manager of Managers Order, as disclosed at that time in each Fund’s then current prospectus. More recently, the SEC issued an order (the “Substitution Order”) permitting the substitution of shares of certain underlying mutual funds that have been available to holders of Variable Contracts issued by Nationwide Life for shares of the Funds (the “Substitution”). As a condition to granting the Substitution Order, the SEC required that, following the Substitution, each of the Funds would not rely on the Manager of Managers Order until such time as a majority of that Fund’s shareholders had approved its reinstatement. The Substitution occurred on August 14, 2009. Shareholders of the Funds are now being asked to vote to approve reimplementation of a “manager of managers” structure in reliance on the Manager of Managers Order (the “Manager of Managers Structure”).

Applicable Law and the Manager of Managers Order

     Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a fund, its investment adviser and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities. Therefore, under normal circumstances, a fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser’s subadvisory agreement terminates because of an “assignment.” The Manager of Managers Order permits NFA, as the Funds’ investment adviser, and subject to Board approval, to generally appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory

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agreements with unaffiliated subadvisers on behalf of a Fund without shareholder approval. The Manager of Managers Order is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements.

     Pursuant to the current investment advisory agreement between the Trust and NFA (the “Investment Advisory Agreement”), NFA, subject to the supervision of the Board and approval of shareholders, serves as each Fund’s investment adviser. As such, NFA provides for, or arranges for the provision of, among other things, the management of the assets of each Fund and the decisions to purchase and sell securities on behalf of the Funds. NFA is permitted under the Investment Advisory Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which NFA is responsible under such Investment Advisory Agreement. Where NFA delegates investment advisory duties to a subadviser, NFA (i) has overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determines the allocation of assets among one or more subadvisers; and (iii) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. Approval and use by a Fund of the Manager of Managers Structure would enable NFA to hire and replace an unaffiliated subadviser, or materially amend a subadvisory agreement with an unaffiliated subadviser, or reallocate a Fund’s assets among existing subadvisers, without shareholder approval. Approval of the Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval, or change NFA’s responsibilities to a Fund.

The Substitution Order

     Shares of the Funds are offered to separate accounts of Nationwide Life to fund benefits of Variable Contracts that Nationwide Life issues. Each Variable Contract’s prospectus contains provisions reserving Nationwide Life’s right to substitute shares of one underlying mutual fund available as an investment option (“Underlying Fund Option”) for shares of another Underlying Fund Option if either (i) shares of the current Underlying Fund Option are no longer available for purchase by the separate account or (ii) in the judgment of Nationwide Life, further investment in the current Underlying Fund Option is inappropriate in view of the purposes of the Variable Contract. Nationwide Life exercised its contractual right accordingly, and sought an order from the SEC pursuant to Section 26(c) of the 1940 Act approving the substitution of shares of several then current Underlying Fund Options with shares of the Funds (i.e., the Substitution Order). Because many of the Underlying Fund Options before the Substitution were not subject to manager-of-managers exemptive relief similar to that which the Manager of Managers Order provides the Funds, the SEC required, as a condition to granting the Substitution Order, that after the date on which the Substitution were to occur, none of the Funds would change subadvisers, retain any new subadviser, or otherwise rely on the Manager of Managers Order without first obtaining shareholder approval of either the new subadviser or a Manager of Managers Structure that relies on the Manager of Managers Order. The SEC issued the Substitution Order on July 8, 2009, and the Substitution occurred on August 14, 2009. This means that, since August 14, 2009, NFA is not able to hire or replace an unaffiliated subadviser (or otherwise materially

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amend a contract with an existing unaffiliated subadviser) with respect to the Funds, or reallocate assets among a Fund’s existing subadvisers, without shareholder approval.

Approval of Reinstatement of Manager of Managers Structure

     Shareholders of the Funds are requested in this proxy solicitation to approve each Fund’s reimplementation of the Manager of Managers Structure that relies on the Manager of Managers Order. Reimplementation by a Fund of the Manager of Managers Structure would enable NFA to:

  hire and replace an unaffiliated subadviser;
  materially amend a subadvisory agreement with an unaffiliated subadviser; or
  reallocate a Fund’s assets among existing subadvisers;

each without shareholder approval. Any such action would continue to require approval by a majority of the Board, including a majority of the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act. The Manager of Managers Structure would not:

  permit investment management fees paid by a Fund to be increased without shareholder approval; or
  change NFA’s responsibilities to a Fund.

     At the Board’s September 10, 2009 meeting, the Board, including the Independent Trustees, unanimously approved each Fund’s reimplementation of the Manager of Managers Structure, subject to shareholder approval. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements.

     NFA and the Board believe that the reinstatement of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when NFA and the Board believe that such appointment would be in the best interests of that Fund and its shareholders; and (2) help a Fund to potentially enhance performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among itself and one or more subadvisers when NFA and the Board believe that it would be in the best interests of that Fund and its shareholders -- for example, to engage a subadviser with a different investment style if deemed appropriate by NFA and the Board.

     Based on the above, the Board is hereby soliciting shareholder approval of the reinstatement of the Manager of Managers Structure, in reliance on the Manager of Managers Order, with respect to each Fund.

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HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

     If the Proposal is approved, NFA would be permitted to appoint and replace unaffiliated subadvisers for a Fund, enter into and make amendments to subadvisory agreements with unaffiliated subadvisers, and reallocate a Fund’s assets among existing subadvisers, without first obtaining shareholder approval. In all cases, (i) the Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) NFA’s responsibilities to a Fund would remain unchanged; and (iii) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Subadvisory agreements with subadvisers that are affiliated with NFA, if any, would fall outside the provisions of the Manager of Managers Order and remain subject to the shareholder approval requirement.

WHAT ARE THE BENEFITS TO THE FUNDS?

     The Board believes that it is in the best interests of each Fund’s shareholders to allow NFA the maximum flexibility to appoint, supervise and replace unaffiliated subadvisers, amend subadvisory agreements with unaffiliated subadvisers, and reallocate assets among existing subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and NFA have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund’s shareholders). If shareholders approve the Proposal to authorize a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser when the Board and NFA believe that the appointment would be in the best interests of the Fund and its shareholders.

     Although shareholder approval of new subadvisory agreements, material amendments to existing subadvisory agreements and the reallocation of assets among existing subadvisers is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders’ interests are protected whenever NFA seeks to select a new subadviser, modify a subadvisory agreement or reallocate a Fund’s assets among existing subadvisers. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements, any modifications to existing subadvisory agreements and all reallocations of assets among existing subadvisers. In reviewing new subadvisory agreements or changes to existing subadvisory arrangements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations.

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WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

     In determining that the Manager of Managers Structure was in the best interests of each Fund and its shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure with respect to the Funds:

     (1) A Manager of Managers Structure will enable NFA to employ subadvisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a Fund may invest and the styles in which they are invested;

     (2) A Manager of Managers Structure will enable NFA to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

     (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and NFA believe that such appointment would be in the best interests of the Fund and its shareholders;

     (4) NFA would be directly responsible for (i) establishing procedures to monitor a subadviser’s compliance with the Funds’ investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers;

     (5) No subadviser could be appointed, removed or replaced without Board approval; and

     (6) The Funds already had in place, prior to August 14, 2009, an existing “manager of managers” structure and that reapproval is only necessary due to conditions imposed by the SEC in granting the Substitution Order.

THE BOARD OF TRUSTEES UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL

VOTING INFORMATION

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

     Only shareholders of record of each Fund at the close of business on September 11, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by shareholders of a Fund present in

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person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from owners of Variable Contracts having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

     The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they receive instructions. Nationwide Life and each Participating Life Insurance Company, as the shareholder of record of certain of the Funds’ shares, is expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Life Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

     As used above, “broker non-votes” are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The total outstanding shares of each Fund entitled to vote as of the Record Date is set forth below.

Fund	Number of Shares Outstanding
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund

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Fund	Number of Shares Outstanding
NVIT Multi-Manager Mid Cap Value Fund
NVIT Short Term Bond Fund
Neuberger Berman NVIT Multi Cap
Opportunities Fund
Van Kampen NVIT Real Estate Fund

WHAT CONSTITUTES A QUORUM?

     With respect to actions to be taken by the shareholders of a Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (which may include Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT?

     If a quorum is not present at the Meeting, in person or by proxy, then a majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting may adjourn the Meeting with respect to that Fund. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

     With respect to each Fund, the Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting duly called if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund will vote separately on the Proposal and it is possible that none, some, or all of the Funds vote to approve the Proposal.

     With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Life Insurance Company are expected to vote shares attributable to Variable Contracts as to which no

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voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received.

WHAT HAPPENS IF SHAREHOLDERS OF A FUND DO NOT APPROVE THE PROPOSAL?

     If shareholders of a Fund vote against the Proposal, that Fund will not be able to rely on the Manager of Managers Structure.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You can also provide voting instructions by telephone by calling the toll-free number on the Proxy Card(s) or by going to the Internet address provided on the Proxy Card(s) and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to a Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

     The persons named as proxies on the enclosed form of proxy will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

     If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Life Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

MAY I REVOKE MY PROXY?

     Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     Variable Contract owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable

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Contract owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board does not intend to bring any matters before the Meeting with respect to the Funds other than described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of management.

WHAT OTHER SOLICITATIONS WILL BE MADE?

     This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Funds as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and individual shareholders or Variable Contract owners, as applicable, at an anticipated estimated cost of $700,000, including out of pocket expenses, which will be borne by the Funds as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust has also agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

     As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Variable Contract owners may also receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

     In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of

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the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Variable Contract owners.

WHO WILL PAY THE EXPENSES OF THE PROXY SOLICITATION?

     The Funds will pay all expenses arising from or incurred as result of the proxy solicitation.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

     The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

     To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit A attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

     On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of a Fund, or class thereof.

MORE INFORMATION ABOUT THE TRUST

THE TRUST

     Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust

11

shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares.

There are currently 62 funds that comprise the Trust with various share classes.

NATIONWIDE FUND ADVISORS

     Nationwide Fund Advisors (“NFA”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each fund of the Trust. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     Under the terms of a Fund Administration and Transfer Agency Agreement dated May 1, 2007, as amended and restated on June 11, 2008, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

DISTRIBUTION SERVICES

     Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Funds. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

CUSTODIAN

     JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

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EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A - Principal Holders of Shares as of September 11, 2009

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EXHIBIT A

Principal Holders of Shares as of September 11, 2009

Percentage of the
	Number of Shares	class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

NATIONWIDE VARIABLE INSURANCE TRUST

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Eric E. Miller, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Nationwide Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009, at 10:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE Date

__________________________________________ Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To approve the use of a “manager of managers” structure for NVIT Multi-Manager
International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-
	Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-	0	0	0
Manager Mid Cap Value Fund, NVIT Short Term Bond Fund, Neuberger Berman NVIT
Multi Cap Opportunities Fund, and Van Kampen NVIT Real Estate Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735		To Vote by Telephone	To Vote by Internet	To Vote by Mail
	1)	Read the Proxy Statement	1) Read the Proxy Statement	1) Read the Proxy Statement
		and have the Voting	and have the Voting	2) Check the appropriate boxes on reverse
		Instruction Card at hand.	Instruction Card at hand.	3) Sign, date and return the Voting Instruction
	2)	Call toll-free [1-888-221-0697].	2) Go to www.proxyweb.com.	Card in the enclosed envelope provided
	3)	Follow the recorded instructions.	3) Follow the on-line instructions.

NATIONWIDE VARIABLE INSURANCE TRUST

VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD November 30, 2009

The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the "Company") and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on November 30, 2009 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the Separate Account, or the Company will not vote all shares attributable to your account.

Voting Instruction Card must be signed and dated below Dated _______________________ , 2009

_____________________________________________

Signature(s) (if held jointly)              (Please sign in box)

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. If you sign the proxy card and do not indicate how you intend to vote, it will be understood that you are voting
“For” the Proposal.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OFTRUSTEES RECOMMENDSAVOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To approve the use of a “manager of managers” structure for NVIT Multi-Manager
International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-
	Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-	0	0	0
Manager Mid Cap Value Fund, NVIT Short Term Bond Fund, Neuberger Berman NVIT
Multi Cap Opportunities Fund, and Van Kampen NVIT Real Estate Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.